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                                                                   Exhibit 10.18

                             EMPLOYMENT AGREEMENT
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     This Employment Agreement is entered into as of April   6   , 1999, by and
                                                           ------
between AltiGen Communications, Inc., a California corporation (the "Company"), and Tricia Chu (the "Employee").

     WHEREAS, the Company desires to receive Employee's continued services, and Employee desires to continue providing services to the Company;

     NOW, THEREFORE, in consideration of the foregoing recital and the respective covenants and agreements of the parties contained in this document, the Company and Employee agree as follows:

     1.   At-Will Employment. Subject to the provisions of Paragraph 3
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(Compensation), Employee's employment with the Company is for an unspecified duration and constitutes "at-will" employment. This employment relationship may be terminated at any time, with or without good cause or for any or no cause, at the option either of the Company or Employee, with or without notice.

     2.   Confidential Information.
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          (a) Company Information. Employee agrees at all times during the term
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of her employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company. Employee understands that "Confidential Information" means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed to Employee by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of Employee or of others who were under confidentiality obligations as to the item or items involved.

          (b) Former Employer Information. Employee agrees that she will not,
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during her employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person or entity and that she will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

          (c) Third Party Information. Employee recognizes that the Company has
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received and in the future will receive from third parties their confidential or proprietary information
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subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Employee agrees to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out her work for the Company consistent with the Company's agreement with such third party.

     3.   Compensation. In consideration for her services to the Company,
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Employee shall be entitled to receive compensation including without limitation:
(i) a base salary to be negotiated and agreed upon: and (ii) stock options granted in conformity with the Company's stock option plan(s) and with applicable laws.

          (a) Vesting. Any options granted to Employee in consideration for her
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services may be subject to a vesting schedule to be determined by the Board of
Directors of the Company pursuant to the Company's stock option plan(s) and with applicable laws.

          (b) Acceleration of Vesting Schedule. In the event that Employee is
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terminated by the Company without Cause, the vesting schedule for any and all unexercised stock options granted to, and then held by, Employee shall accelerate and, in such event, all such options shall be immediately vested, and will be immediately exercisable by Employee, subject to the terms and conditions of the Company's stock option plan(s), Employee's stock option agreement(s) and applicable laws.

          (c) Cause. For purposes of this Section 3, "Cause" shall mean any one
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or more of the following: (i) Employee's conviction by, or entry of a plea of guilty or nolo contendre in, a court of competent and final jurisdiction for any crime which constitutes a felony in the jurisdiction involved; (ii) Employee's willful breaching in any material respect the terms of this or any confidentiality or proprietary information agreement between Employee and the
Company: or (iii) a material and willful breach of a federal or state law or regulation applicable to the business of the Company. No act, or failure to act, by Employee shall be considered "willful" unless committed without a good faith, reasonable belief that the act or omission was in the Company's best interest. No compensation or benefits will be paid or provided to Employee under this Agreement on account of a termination for Cause, or for periods following the date when such a termination of employment is effective. In the event of termination for Cause, Employee's rights under any applicable benefit plans shall be determined under the provisions of those plans.

     4.   Board Approval. No part of this Agreement shall be effective or
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binding upon the Parties unless and until approved or ratified by a majority of the directors of the Board of Directors of the Company.

     5.   Successors. The Company will require any successor (whether direct or
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indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.
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     6.  Arbitration. Any dispute or controversy arising under or in connection
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with this Agreement shall be settled exclusively by arbitration in San Jose,
California, in accordance with the rules of the American Arbitration Association then in effect by an arbitrator selected by both parties within 10 days after either party has notified the other in writing that it desires a dispute between them to be settled by arbitration. In the event the parties cannot agree on such arbitrator within such 10-day period, each party shall select an arbitrator and inform the other party in writing of such arbitrator's name and address within 5 days after the end of such 10-day period and the two arbitrators so selected shall select a third arbitrator within 15 days thereafter; provided, however, that in the event of a failure by either party to select an arbitrator and notify the other party of such selection within the time period provided above, the arbitrator selected by the other party shall be the sole arbitrator of the dispute. Each party shall pay its own expenses associated with such arbitration, including the expense of any arbitrator selected by such party and the Company will pay the expenses of the jointly selected arbitrator. The decision of the arbitrator or a majority of the panel of arbitrators shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereover. Punitive damages shall not be awarded.

     7.  Absence of Conflict. The Employee represents and warrants that her
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employment by the Company as described herein shall not conflict with and will not be constrained by any prior employment or consulting agreement or relationship.

     8.  Assignment. This Agreement and all rights under this Agreement shall be
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binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees, successors and assigns. This Agreement is personal in nature, and neither of the parties to this Agreement shall, without the written consent of the other, assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity; except that the Company may assign this Agreement to any of its affiliates or wholly-owned subsidiaries, provided, that such assignment will
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not relieve the Company of its obligations hereunder. If Employee should die while any amounts are still payable to Employee hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee devisee, legatee, or other designee or, if there be no such designee, to the Employee's estate.

     9.  Integration. This Agreement represents the entire agreement and
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understanding between the parties as to the subject matter hereof and supersede all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     10.  Waiver. Failure or delay on the part of either party hereto to enforce
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any right, power, or privilege hereunder shall not be deemed to constitute a waiver thereof. Additionally, a waiver by either party or a breach of any promise hereof by the other party shall not operate as or be construed to constitute a waiver of any subsequent waiver by such other party.
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     11.  Severability. Whenever possible, each provision of this Agreement will
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be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     12.  Headings. The headings of the paragraphs contained in this Agreement
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are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

     13.  Applicable Law. This Agreement shall be governed by and construed in
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accordance with the internal substantive laws, and not the choice of law rules, of the State of California.

     14.  Counterparts. This Agreement may be executed in one or more
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counterparts, none of which need contain the signature of more than one party hereto, and each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                           COMPANY


                                           By:  /s/ [SIGNATURE ILLEGIBLE]^^
                                              ---------------------------------

                                           Title:  President and CEO
                                                 ------------------------------

                                           EMPLOYEE

                                           /s/ Tricia Chu
                                           ------------------------------------
                                           Tricia Chu